SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported):  April 25, 2002


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of January 1, 2002 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-2)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-63602-1                74-2440858
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                              3 World Financial Center
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-2 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of January 1, 2002 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as Trustee. On April 25, 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on April 25, 2002 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date:  April 30, 2002        By:   /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         April 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on April 25, 2002

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


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     April 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1      200,000,000.00     196,280,684.54    3,050,903.62    1,071,365.40    4,122,269.02    0.00          0.00     193,229,780.92
IA2       13,049,000.00      12,913,154.43       68,479.41       70,484.30      138,963.71    0.00          0.00      12,844,675.02
IA3       12,410,000.00      12,545,845.57            0.00            0.00            0.00    0.00     68,479.41      12,614,324.98
IA4       28,500,000.00      28,500,000.00            0.00      155,562.50      155,562.50    0.00          0.00      28,500,000.00
IIA1      38,331,000.00      37,099,000.00      616,000.00      170,037.08      786,037.08    0.00          0.00      36,483,000.00
IIA3      50,000,000.00      47,459,857.24      531,251.44      257,074.23      788,325.67    0.00          0.00      46,928,605.80
IIA4     100,000,000.00      95,880,630.72    1,252,856.17      519,353.42    1,772,209.59    0.00          0.00      94,627,774.55
IIA5      12,300,000.00      12,300,000.00            0.00       66,625.00       66,625.00    0.00          0.00      12,300,000.00
AP         1,734,900.00       1,727,827.90        1,931.77            0.00        1,931.77    0.00          0.00       1,725,896.13
B1        10,044,000.00      10,028,194.38        8,040.45       54,553.29       62,593.74    0.00          0.00      10,020,153.93
B2         2,390,000.00       2,386,239.01        1,913.25       12,981.12       14,894.37    0.00          0.00       2,384,325.76
B3         3,587,000.00       3,581,355.36        2,871.48       19,482.54       22,354.02    0.00          0.00       3,578,483.88
B4         2,630,000.00       2,625,861.33        2,105.38       14,284.66       16,390.04    0.00          0.00       2,623,755.95
B5         1,673,000.00       1,670,367.31        1,339.28        9,086.78       10,426.06    0.00          0.00       1,669,028.03
B6         1,680,461.00       1,677,816.56        1,343.33        9,127.31       10,470.64    0.00          0.00       1,676,473.23
R                100.00               0.00            0.00            0.00            0.00    0.00          0.00               0.00
P                  0.00               0.00            0.00            0.00            0.00    0.00          0.00               0.00
TOTALS   478,329,461.00     466,676,834.35    5,539,035.58    2,430,017.63    7,969,053.21    0.00     68,479.41     461,206,278.18

IIA2       5,897,076.00       5,707,537.54            0.00       30,915.83       30,915.83    0.00          0.00       5,612,768.31
AX         7,277,400.00       6,798,861.92            0.00       37,016.46       37,016.46    0.00          0.00       6,410,445.17
PAX        7,754,619.00       7,624,990.62            0.00       41,377.00       41,377.00    0.00          0.00       7,624,990.62
IAX       70,784,938.00      68,673,944.98            0.00       36,579.21       36,579.21    0.00          0.00      67,694,602.33

AP1        1,499,512.00       1,492,857.13        1,725.53            0.00        1,725.53    0.00          0.00       1,491,131.60
AP2          235,388.00         234,970.77          206.24            0.00          206.24    0.00          0.00         234,764.53
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA1      86358R VC8     981.40342270      15.25451810     5.35682700    20.61134510      966.14890460      IA1        6.550000 %
IA2      86358R VD6     989.58958004       5.24786650     5.40150969    10.64937620      984.34171354      IA2        6.550000 %
IA3      86358R VE4   1,010.94646011       0.00000000     0.00000000     0.00000000    1,016.46454311      IA3        6.550000 %
IA4      86358R VF1   1,000.00000000       0.00000000     5.45833333     5.45833333    1,000.00000000      IA4        6.550000 %
IIA1     86358R VH7     967.85891315      16.07054342     4.43601993    20.50656336      951.78836973      IIA1       5.500000 %
IIA3     86358R VK0     949.19714480      10.62502880     5.14148460    15.76651340      938.57211600      IIA3       6.500000 %
IIA4     86358R VL8     958.80630720      12.52856170     5.19353420    17.72209590      946.27774550      IIA4       6.500000 %
IIA5     86358R VM6   1,000.00000000       0.00000000     5.41666667     5.41666667    1,000.00000000      IIA5       6.500000 %
AP       86358R VP9     995.92362672       1.11347628     0.00000000     1.11347628      994.81015044      AP         0.000000 %
B1       86358R VR5     998.42636201       0.80052270     5.43143070     6.23195341      997.62583931      B1         6.527990 %
B2       86358R VS3     998.42636402       0.80052301     5.43143096     6.23195397      997.62584100      B2         6.527990 %
B3       86358R VT1     998.42636186       0.80052411     5.43143016     6.23195428      997.62583775      B3         6.527990 %
B4       86358R VV6     998.42636122       0.80052471     5.43142966     6.23195437      997.62583650      B4         6.527990 %
B5       86358R VW4     998.42636581       0.80052600     5.43142857     6.23195457      997.62583981      B5         6.527990 %
B6       86358R VX2     998.42636039       0.79938184     5.43143221     6.23081404      997.62697855      B6         6.527990 %
R        86358R VU8       0.00000000       0.00000000     0.00000000     0.00000000        0.00000000      R          6.550000 %
TOTALS                  975.63891083      11.57995907     5.08021736    16.66017643      964.20211545

IIA2     86358R VJ3     967.85890838       0.00000000     5.24256937     5.24256937      951.78836257      IIA2       6.500000 %
AX       86358R VG9     934.24326270       0.00000000     5.08649518     5.08649518      880.87025174      AX         6.533409 %
PAX      86358R VN4     983.28372032       0.00000000     5.33578761     5.33578761      983.28372032      PAX        6.511798 %
IAX      86358R VQ7     970.17736994       0.00000000     0.51676545     0.51676545      956.34190327      IAX        0.639181 %

AP1                     995.56197616       1.15072770     0.00000000     1.15072770      994.41124846      AP1        0.000000 %
AP2                     998.22747974       0.87617041     0.00000000     0.87617041      997.35130933      AP2        0.000000 %
---------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          450 West 33rd St, 14th Floor
                            New York, New York 10001
                              Tel: (212) 946-7959
                              Fax: (212) 946-8744
                        Email: Nadezhka.Thomas@chase.com
                     ---------------------------------------
                                                                        Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
                                       -6-

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     April 25, 2002

Class AX1 Beginning Balance                             4,542,912.16
Class AX1 Interest Amount                                  24,796.73
Approximate Class AX1 Ending Balance                    4,289,156.88

Class AX2 Beginning Balance                             2,255,949.76
Class AX2 Interest Amount                                  12,219.73
Approximate Class AX2 Ending Balance                    2,121,288.29

Class PAX1 Beginning Balance                            1,799,259.39
Class PAX1 Interest Amount                                  9,820.96
Approximate Class PAX1 Ending Balance                   1,799,259.39

Class PAX2 Beginning Balance                            5,825,731.23
Class PAX2 Interest Amount                                 31,556.04
Approximate Class PAX2 Ending Balance                   5,825,731.23

Class IAX1 Beginning Balance                           26,308,451.97
Class IAX1 Interest Amount                                 12,443,69
Class IAX1 Ending Balance                              26,274,890.39

Class IAX2 Beginning Balance                           42,365,493.01
Class IAX2 Interest Amount                                 24,135.52
Class IAX2 Ending Balance                              41,419,711.94

Total Scheduled Principal Amounts                         374,548.77
Group 1 Scheduled Principal Amounts                       219,313.30
Group 2 Scheduled Principal Amounts                       155,234.47

Total Unscheduled Principal Amounts                     5,096,007.68
Group 1 Unscheduled Principal Amounts                   2,843,521.42
Group 2 Unscheduled Principal Amounts                   3,252,486.26

Total Net Liquidation Proceeds                                  0.00
Group 1 Net Liquidation Proceeds                                0.00
Group 2 Net Liquidation Proceeds                                0.00

Total Insurance Proceeds                                        0.00
Group 1 Insurance Proceeds                                      0.00
Group 2 Insurance Proceeds                                      0.00

Aggregate  Advances                                             0.00
Group 1  Aggregate  Advances                                    0.00
Group 2 Aggregate  Advances                                     0.00

Aggregate Ending Principal Balance                    461,206,270.22
Group 1 Aggregate Ending Principal Balance            260,968,354.31
Group 2 Aggregate  Ending Principal Balance           200,237,924.91

Aggregate Non-Po Ending Principal Balance             459,480,383.72
Group 1 Non-Po Aggregate Ending Principal Balance 259,477,223.20 Group 2 Non-Po Aggregate Ending Principal Balance 200,003,160.52

Current Period Realized Losses                                  0.00
Group 1 Current Period Realized Losses                          0.00
Group 2 Current Period Realized Losses                          0.00
Fraud Loss Limit                                        9,566,589.00
Bankruptcy Loss Loss Limit                                120,971.00
Special Hazard Loss Loss Limit                          5,986,890.00

Bankruptcy Losses                                               0.00
Group 1 Bankruptcy Losses                                       0.00
Group 2 Bankruptcy Losses                                       0.00

Fraud Losses                                                    0.00
Group 1 Fraud Losses                                            0.00
Group 2 Fraud Losses                                            0.00

Special Hazard Losses                                           0.00
Group 1 Special Hazard Losses                                   0.00
Group 2 Special Hazard Losses                                   0.00

Servicing Fees                                             97,404.61
Master Servicing Fee (including Retained Interest)          1,863.99
Retained Interest Fees                                     66,926.05
PMI Fees                                                    7,670.54

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     April 25, 2002


Sec. 4.03(ix)Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

 Group 1
--------------------
Category              Number       Principal Balance               Percentage
1 Month                   7            2,013,264.82                  0.77 %
2 Month                   1              138,076.14                  0.05 %
3 Month                   0                    0.00                  0.00 %
Total                     8            2,151,340.96                  0.82 %

 Group 2
--------------------
Category              Number       Principal Balance               Percentage
1 Month                   7            2,876,653.98                  1.44 %
2 Month                   1              592,487.32                  0.30 %
3 Month                   0                    0.00                  0.00 %
 Total                    8            3,469,141.30                  1.74 %

 Group Totals
--------------------
Category              Number       Principal Balance               Percentage
1 Month                   14            4,889,918.80                  1.06 %
2 Month                    2              730,563.46                  0.16 %
3 Month                    0                    0.00                  0.00 %
 Total                    16            5,620,482.26                  1.22 %


Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

 Group 1
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %

 Group 2
------------------
         Number           Principal Balance           Percentage
           2                952,585.50                 0.48 %

Group Totals
------------------
         Number           Principal Balance           Percentage
           2                952,585.50                 0.21 %





Sec. 4.03(x)Number and Aggregate Principal Amounts of REO Loans

 Group 1
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %

 Group 2
------------------
         Number           Principal Balance           Percentage

           0                      0.00                 0.00 %

Group Totals
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     April 25, 2002


Aggregate Outstanding Interest Shortfalls

Class ia1 shortfall                             0.00
Class ia2 shortfall                             0.00
Class ia3 shortfall                             0.00
Class ia4 shortfall                             0.00

Class iia1 shortfall                           0.00
Class iia2 shortfall                           0.00
Class iia3 shortfall                           0.00
Class iia4 shortfall                           0.00
Class iia5 shortfall

Class b1 shortfall                            0.00
Class b2 shortfall                            0.00
Class b3 shortfall                            0.00
Class b4 shortfall                            0.00
Class b5 shortfall                            0.00
Class b6 shortfall                            0.00
Class r shortfall                             0.00

Class ax shortfall                            0.00
Class ax1 shortfall                           0.00
Class ax2 shortfall                           0.00
Class pax shortfall                           0.00
Class pax1 shortfall                          0.00
Class pax2 shortfall                          0.00

Class iax shortfall                           0.01
Class iax1 shortfall                          0.00
Class iax2 shortfall                          0.00


Sec. 4.03(viv)Aggregate Outstanding Prepayment Interest Shortfalls

Class ia1 shortfall                             0.00
Class ia2 shortfall                             0.00
Class ia3 shortfall                             0.00
Class ia4 shortfall                             0.00
Class iia1 shortfall                            0.00
Class iia2 shortfall                            0.00
Class iia3 shortfall                            0.00
Class iia4 shortfall                            0.00
Class iia5 shortfall                            0.00
Class iax shortfall                             0.00
Class iax1 shortfall                            0.00
Class iax2 shortfall                            0.00
Class pax shortfall                             0.00
Class pax1 shortfall                            0.00
Class pax2 shortfall                            0.00
Class ax shortfall                              0.00
Class ax1 shortfall                             0.00
Class px2 shortfall                             0.00
Class b1 shortfall                              0.00
Class b2 shortfall                              0.00
Class b3 shortfall                              0.00
Class b4 shortfall                              0.00
Class b5 shortfall                              0.00
Class b6 shortfall                              0.00
Class r shortfall                               0.00

Prepayment Premiums Collected and Paid to Class P   0.00


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